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                                                                   Exhibit 23.1



                        Consent of Independent Auditors

     We consent to the reference to our firm under the caption "Experts" and to the use of our report dated May 16, 1997 in the Registration Statement (Form SB-2) and related Prospectus of Robocom Systems Inc. for the registration of up to 1,725,000 shares of its common stock.


                                                        Ernst & Young LLP




Melville, New York
June 23, 1997